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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 15, 2004
Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-49799 (Commission File Number)	87-0634302 (I.R.S. Employer Identification Number)
6322 South 3000 East, Suite 100 Salt Lake City, Utah 84121 (Address of principal executive offices)
(801) 947-3100 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

        On November 15, 2004, Overstock.com, Inc. issued a press release; the text of that press release is being furnished herewith and attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Press Release dated November 15, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OVERSTOCK.COM, INC.
By:	/s/ DAVID K. CHIDESTER David K. Chidester Vice President, Finance
Date:	November 15, 2004

EXHIBIT INDEX

Exhibit Number		Description
(c	)	Exhibits
99.1		Press Release dated November 15, 2004.

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  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX